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                                                                    Exhibit 10.3

                            INDEMNIFICATION AGREEMENT
                            -------------------------

     This INDEMNIFICATION AGREEMENT (this "Agreement") dated November 24, 2003, is entered into by and among CONAGRA FOODS, INC., a Delaware corporation ("Seller"), UNITED AGRI PRODUCTS, INC., a Delaware corporation (the "Company"), UNITED AGRI PRODUCTS CANADA INC., a Canadian corporation, 2326396 CANADA, INC., a Canadian corporation, AG-CHEM, INC., a Maryland corporation, BALCOM CHEMICALS, INC., a Colorado corporation, UAP 23, INC. f/k/a CAG 23, INC., a Delaware corporation, CROPMATE COMPANY, a Delaware corporation, CSK ENTERPRISES, INC., a Delaware corporation, GAC 26, INC., a Nebraska corporation, UAP 27, INC. f/k/a CAG 27, INC., a Delaware corporation, GENMARKS, INC., a Delaware corporation, GROWER SERVICE CORPORATION (NEW YORK), a New York Corporation, HACO, INC., an Illinois corporation, LOVELAND INDUSTRIES, INC., a Colorado corporation, LOVELAND PRODUCTS, INC., a Colorado corporation, MIDWEST AGRICULTURE WAREHOUSE CO., a Nebraska corporation, OSTLUND CHEMICAL CO., a North Dakota corporation, PLATTE CHEMICAL CO., a Nebraska corporation, PUEBLO CHEMICAL & SUPPLY CO., a Colorado corporation, RAVAN PRODUCTS, INC., a Georgia corporation, S.E. ENTERPRISES, INC., a Delaware corporation, SNAKE RIVER CHEMICALS, INC., an Idaho corporation, TRANSBAS, INC., a Tennessee corporation, TRI-RIVER CHEMICAL COMPANY, INC., a Washington corporation, TRI-STATE CHEMICALS, INC., a Texas corporation, TRI-STATE DELTA CHEMICALS, INC. a Mississippi corporation, UAP RECEIVABLES CORPORATION, a Delaware corporation, UAP 22, INC. f/k/a UAP/CAG 22, INC., a Texas corporation, UAP/GA AG-CHEM, INC., a Georgia corporation, UAPLP, INC., a Delaware corporation, UNITED AGRI PRODUCTS - FLORIDA, INC., a Florida corporation, UNITED AGRI PRODUCTS FINANCIAL SERVICES, INC., a Colorado corporation, VERDICON, INC., a Delaware corporation, and YVC, INC., a Montana corporation.

RECITALS:
--------

     A. Seller, the Company and UAP Holding Corp., a Delaware corporation ("Buyer"), are parties to that certain Stock Purchase Agreement, dated October 29, 2003 (the "Purchase Agreement").

     B. The Company is the owner, directly or indirectly, of all the issued and outstanding capital stock of each of the other entities (other than Seller, 2326396 Canada, Inc. and United Agri Products Canada Inc.) named on the signature page hereto and, from and after the Effective Time, Buyer will be the owner of all of the issued and outstanding capital stock of 2326396 Canada, Inc. and United Agri Products Canada, Inc.

     C. Pursuant to the terms of the Purchase Agreement, Seller has agreed to execute and deliver to Buyer, and to cause each of the Acquired Companies (as defined in the Purchase

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Agreement) to execute and deliver to Seller (with copy to Buyer), an agreement pursuant to which each of the Acquired Companies agrees to be bound by certain covenants and obligations set forth in the Purchase Agreement.

AGREEMENT:
---------

     1. AGREEMENT. The Acquired Companies each hereby, jointly and severally, agrees to be bound by, and hereby makes and affirms on its own behalf, (i) each of the indemnification obligations, undertakings or agreements of Buyer or the Company set forth in the Purchase Agreement, and (ii) each of the covenants, undertakings, obligations, waivers releases, and agreements set forth in Sections 9.2.1, 9.2.3, 9.2.4 and 9.2.5 of the Purchase Agreement.

     2. REPRESENTATIONS. The Acquired Companies each hereby represent and warrant, jointly and severally, to Seller that (i) it has all requisite power and authority, corporate or otherwise, and has taken all action, corporate or otherwise, necessary to execute and deliver this Agreement and to perform its obligations hereunder, and (ii) this Agreement has been duly executed and delivered to Seller and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms.

     3. NOTICES. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when delivered or mailed in accordance with the provisions of the Purchase Agreement, with any notice to any Acquired Company to be given to Buyer in accordance with the Purchase Agreement.

     4. ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any Acquired Company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     5.   MISCELLANEOUS.

          5.1 Terms Generally. The headings of Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument is to it as amended and supplemented from time to time.

          5.2 Amendments. This Agreement may not be amended or supplemented, nor may any rights hereunder be waived, except in a writing signed by each of the parties affected thereby.

          5.3 Severability. If any provision or any part of any provision of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement or part hereof which shall continue in full force and effect.

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          5.4  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.5 Governing Law. The validity, interpretation, enforceability and performance of this Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to choice of law or conflicts of law provisions.

          5.6 Waiver. The waiver by any party of any instance of any other party's noncompliance with any obligation or responsibility herein shall not be deemed a waiver of other instances or of any party's remedies for such noncompliance. No delay or failure by Seller to exercise any right or remedy against any Acquired Company will be construed as a waiver of that right or remedy. All remedies of Seller against the Acquired Companies are cumulative.

                            [Signatures on next page]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly and lawfully authorized officers or legal representatives effective as of the day and year first above written.


CONAGRA FOODS, INC.,                      UNITED AGRI PRODUCTS, INC.,
a Delaware corporation                    a Delaware corporation


By:     /s/ Patrick K. Koley              By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:    Authorized Signatory              Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


2326396 CANADA, INC.,                     UNITED AGRI PRODUCTS CANADA INC.,
a Canadian corporation                    a Canadian corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


BALCOM CHEMICALS, INC.,                   AG-CHEM, INC.,
a Colorado corporation                    a Maryland corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


CROPMATE COMPANY,                         UAP 23, INC., f/k/a CAG 23, INC.,
a Delaware corporation                    a Delaware corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


GAC 26, INC.,                             CSK ENTERPRISES, INC.,
a Nebraska corporation                    a Delaware corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


GENMARKS, INC.,                           UAP 27, INC., f/k/a CAG 27, INC.
a Delaware corporation                    a Delaware corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


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GROWER SERVICE CORPORATION                HACO, INC.,
(NEW YORK), a New York Corporation        an Illinois corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


LOVELAND PRODUCTS, INC.,                  LOVELAND INDUSTRIES, INC.,
a Colorado corporation                    a Colorado corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


OSTLUND CHEMICAL CO.,                     MIDWEST AGRICULTURE WAREHOUSE
a North Dakota corporation                CO., a Nebraska corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


PUEBLO CHEMICAL & SUPPLY CO.,             PLATTE CHEMICAL CO.,
a Colorado corporation                    a Nebraska corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


S.E. ENTERPRISES, INC.,                   RAVAN PRODUCTS, INC.,
a Delaware corporation                    a Georgia corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


TRANSBAS, INC.,                           SNAKE RIVER CHEMICALS, INC.,
a Tennessee corporation                   an Idaho corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


TRI-STATE CHEMICALS, INC.,                TRI-RIVER CHEMICAL COMPANY, INC.,
a Texas corporation                       a Washington corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


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UAP RECEIVABLES CORPORATION,              TRI-STATE DELTA CHEMICALS, INC.,
a Delaware corporation                    a Mississippi corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


UAP/GA AG-CHEM, INC.,                     UAP 22, INC., f/k/a UAP/CAG 22, INC.,
a Georgia corporation                     a Texas corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


UNITED AGRI PRODUCTS - FLORIDA,           UAPLP, INC.,
INC., a Florida corporation               a Delaware corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


VERDICON, INC.,                           UNITED AGRI PRODUCTS FINANCIAL
a Delaware corporation                    SERVICES, INC., a Colorado corporation


By:         /s/ David Bullock             By:          /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:        Authorized Signatory          Its:         Authorized Signatory
     ---------------------------------         ---------------------------------


YVC, INC.,
a Montana corporation


By:         /s/ David Bullock
     ---------------------------------
Its:        Authorized Signatory
     ---------------------------------


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